Exhibit 1.1

[FORM OF UNDERWRITING AGREEMENT]

3,000,000 Shares

NII HOLDINGS, INC.

COMMON STOCK ($0.001 PAR VALUE)

UNDERWRITING AGREEMENT

November 13, 2003

November 13, 2003

Goldman, Sachs & Co
85 Broad Street
New York, NY 10004

Dear Sirs and Mesdames:

     Nextel Communications, Inc., a Delaware corporation (the “Selling Shareholder”), proposes to issue and sell to Goldman, Sachs & Co. (the “Underwriter”), 3,000,000 shares beneficially owned by the Selling Shareholder (the “Shares”) of the common stock, par value $0.001 per share (the “Common Stock”), of NII Holdings, Inc. (the “Company”).

     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus, relating to the Shares. The registration statement, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”) and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is hereinafter referred to as the “Registration Statement”; the prospectus, together with a prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act, in the form first used to confirm sales of Shares, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, is hereinafter referred to as the “Prospectus.” If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

     1.     Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter that:

        (a)     The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company’s knowledge, threatened by the Commission.

        (b)     (i) Each document, if any, filed or to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus

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comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus, as amended or supplemented, if applicable, based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter through you expressly for use therein.

        (c)     The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries listed on Schedule I (each, a “Subsidiary” and collectively, the “Subsidiaries”), taken as a whole (a “Material Adverse Effect”).

        (d)     Each of the Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization (to the extent that such jurisdiction recognizes the legal concept of good standing), has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent that such jurisdiction recognizes the legal concept of good standing) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. All of the issued shares of capital stock, membership interests or equity interests, as the case may be, of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent that such jurisdiction recognizes the legal concept of non-assessability) and are owned directly or indirectly by the Company and, except as described in the Prospectus, are free and clear of all liens, encumbrances, equities or claims. The Subsidiaries listed on Schedule I are all of the subsidiaries of the Company other than inactive subsidiaries.

        (e)     This Agreement has been duly authorized, executed and delivered by the Company.

        (f)     The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

        (g)     The outstanding shares of Common Stock (including the Shares) have been duly authorized and are validly issued, fully paid and non-assessable.

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        (h)     The consolidated financial statements, together with the related schedules and notes, included and incorporated by reference in the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited financial statements, to normal year-end adjustments); said financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.

        (i)     The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company or (iii) any agreement or other instrument binding upon the Company or any of the Subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except, with respect to clauses (i) and (iii), to the extent that any contravention would not have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained and as to which the failure to so obtain would not have a material adverse effect on the ability of the Company to perform its obligations under this Agreement.

        (j)     There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

        (k)     There are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

        (l)     Each prospectus supplement filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

        (m)     The Company is not, and after giving effect to the offering and sale of the Shares will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

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        (n)     Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation or by-laws (or comparable corporate documents) and neither the Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject, except for such violations or defaults that are described in the Prospectus or would not result in a Material Adverse Effect.

        (o)     Subsequent to the date as of which information is given in the Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business or not described in or contemplated by the Prospectus; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than repurchases of unvested shares of the Company’s capital stock pursuant to its equity incentive plans); and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Prospectus.

        (p)     The Company and its Subsidiaries own or have the right to use, or can acquire or obtain the right to use on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or have the right to use such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect or except as described in the Prospectus. Neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

        (q)     Except as described in the Prospectus, each of the Company and the Subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings, if any, with all federal, state and local and foreign governmental, administrative or regulatory authorities and organizations, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, including providing digital enhanced specialized mobile radio services as currently conducted by them, except to the extent that the failure to obtain such licenses, consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings, if any, would not have a Material Adverse Effect and (ii) has not received any notice of proceedings

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relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

        (r)     Deloitte & Touche LLP, who have certified the financial statements and supporting schedules for the Company incorporated by reference and included in the Prospectus, and PriceWaterhouseCoopers LLP are each independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

        (s)     The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

        (t)     To the knowledge of the Company, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

        (u)     The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (v)     None of the Company or any of its Subsidiaries has committed any act in violation of the Foreign Corrupt Practices Act, as amended, that would have a Material Adverse Effect.

        (w)     Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

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     2.     Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with the Underwriter that:

        (a)     This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

        (b)     The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under this Agreement, will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of the Selling Shareholder, or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

        (c)     The Selling Shareholder has, and on the Closing Date (as defined in Section 5 hereof) will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Selling Shareholder or a security entitlement in respect of such Shares.

        (d)     Upon payment for the Shares to be sold by the Selling Shareholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriter with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the account of the Underwriter on the records of DTC will have been made pursuant to the UCC.

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        (e)     The Selling Shareholder has no reason to believe (without independent investigation) that the representations and warranties of the Company contained in Section 1 are not true and correct, is familiar with the Registration Statement and Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Prospectus that has had, or may have, a Material Adverse Effect. The Selling Shareholder is not prompted by any information concerning the Company or its Subsidiaries which is not set forth in the Prospectus to sell its Shares pursuant to this Agreement.

        (f)     (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in paragraph 2(f) apply only to statements or omissions in or incorporated by reference in the Registration Statement or the Prospectus furnished to the Company in writing by or on behalf of the Selling Shareholder expressly for use therein. The Company and the Underwriter acknowledge that the information on the Selling Shareholder appearing in the Prospectus in                                                                                                                                                                                                                                                                                                            constitute the only information furnished by or on behalf of the Selling Shareholder to the Company expressly for use in the Registration Statement and the Prospectus.

        (g)     There are no legal or governmental proceedings pending or, to the knowledge of the Selling Shareholder, threatened to which the Selling Shareholder is a party or to which any of the properties of the Selling Shareholder is subject other than proceedings that would not have a material adverse effect on the power or ability of the Selling Shareholder to perform its obligations under this Agreement or to consummate the transactions contemplated by the Prospectus.

        (h)     The Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization nor manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, the Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

     3.     Agreements to Sell and Purchase. The Selling Shareholder hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase the Shares from the Selling Shareholder at $69.75 per share (the “Purchase Price”).

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     The Selling Shareholder hereby agrees that, without the prior written consent of the Underwriter it will not, during the period ending 60 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

     The restrictions contained in the preceding paragraph shall not apply to the Shares to be sold hereunder. In addition, the Selling Shareholder, agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 60 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The Selling Shareholder further agrees that the Shares to be sold by the Selling Shareholder hereunder are subject to the interest of the Underwriter and that, except as otherwise set forth herein, the obligations of the Selling Shareholder hereunder shall not be terminated by any act of the Selling Shareholder, by operation of law or the occurrence of any other event.

     4.     Terms of Public Offering. The Selling Shareholder and the Company are advised by the Underwriter that the Underwriter proposes to make a public offering of the Shares as soon after the date hereof as in the judgment of the Underwriter is advisable. Shares sold by the Underwriter to the public will initially be offered at the initial public offering price set forth on the cover of the Prospectus. In addition, the Underwriter may receive from purchasers of the Shares normal brokerage commissions in amounts agreed with such purchasers. If all the Shares are not sold at the initial price to public, the Underwriter may change the offering price and the other selling terms.

     5.     Payment and Delivery. Payment for the Shares to be sold by the Selling Shareholder shall be made to the Selling Shareholder in Federal or other funds immediately available in New York City against delivery of such Shares for the account of the Underwriter at 10:00 a.m., New York City time, on November 18, 2003, or at such other time on the same or such other date, not later than November 25, 2003, as shall be designated in writing by the Underwriter. The time and date of such payment are hereinafter referred to as the “Closing Date.”

     The Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not later than one full business day prior to the Closing Date. (The Shares shall be delivered to you on the Closing Date for the account of the Underwriter, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriter duly paid, against payment of the Purchase Price therefor.

     6.     Conditions to the Underwriters’ Obligations.

     The obligation of the Underwriter is subject to the following conditions:

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        (a)     Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

           (i)     there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

           (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

        (b)     The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

        (c)     The Underwriter shall have received on the Closing Date an opinion of Williams Mullen, outside counsel for the Company, dated the Closing Date, in the form set forth in Exhibit A hereto.

        (d)     The Underwriter shall have received on the Closing Date the opinions of special foreign counsel for the Company in Argentina, Brazil, Chile, Mexico, Peru and the Cayman Islands, dated the Closing Date, in the respective forms set forth in Exhibits B-1, B-2, B-3, B-4, B-5 and B-6.

        (e)     The Underwriter shall have received on the Closing Date an opinion of Jones Day, counsel for the Selling Shareholder, dated the Closing Date, in the form set forth in Exhibit C hereto.

        (f)     The Underwriter shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Underwriters, dated the Closing Date, in the form set forth in Exhibit D hereto.

        (g)     The Underwriter shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriter, from PricewaterhouseCoopers LLP,

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independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

        (h)     The Underwriter shall have received, on the Closing Date, a letter dated the Closing Date, in form and substance satisfactory to the Underwriter, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

        (i)     The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by a Vice President of the Selling Shareholder, to the effect that the representations and warranties of the Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

        (j)     The Underwriter shall have received from the Chief Executive Officer and the Chief Financial Officer of the Company a letter, in form and substance satisfactory to the Underwriter and dated the date hereof, relating to certain financial information included or incorporated by reference in the Registration Statement and the Prospectus that is not covered in the “comfort letters” referenced in 7(g) above.

        (k)     On or prior to the Closing Date, the Selling Shareholder shall have delivered the Shares to be sold by the Selling Shareholder pursuant to this Agreement in accordance with Section 5 hereof.

        (l)     Counsel for the Underwriter shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained.

     7.     Covenants of the Company. In further consideration of the agreements of the Underwriter herein contained, the Company covenants with the Underwriter as follows:

        (a)     To furnish to the Underwriter, without charge, a copy of the Registration Statement (including exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time no later than one business day prior to the Closing Date and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

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        (b)     Before amending or supplementing the Registration Statement or the Prospectus, to furnish to the Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

        (c)     If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter the Prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses the Underwriter will furnish to the Company) to which Shares may have been sold by the Underwriter and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

        (d)     To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request.

        (e)     To make generally available to the Company’s security holders and to the Underwriter as soon as practicable an earnings statement covering the twelve-month period ending September 30, 2004 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     8.     Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses (which shall not include any underwriting discounts or commissions payable to the Underwriter) incident to the performance of the respective obligations of the Company and the Selling Shareholder under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholder in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements

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of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the document production charges and expenses associated with printing this Agreement and (viii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholder hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled “Indemnity and Contribution”, and the last paragraph of Section 11 below, the Underwriter will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

     9.     Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, the Selling Shareholder, each person, if any, who controls the Underwriter or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter or the Selling Shareholder within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter or the Selling Shareholder, as the case may be, furnished to the Company in writing by or on behalf of the Underwriter or by or on behalf of the Selling Shareholder expressly for use therein.

     (b)     The Selling Shareholder agrees to indemnify and hold harmless the Underwriter, the Company and each person, if any, who controls the Underwriter or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter or the Company within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished by or on behalf of the Selling Shareholder to the Company expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto. The Company and the Underwriter acknowledge that the information on the Selling Shareholder appearing in the Prospectus in

12

                                                    constitute the only information furnished by or on behalf of the Selling Shareholder to the Company expressly for use in the Registration Statement, and the Prospectus.

     (c)     The Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company and the Selling Shareholder, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Underwriter furnished to the Company in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     (d)     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b), or 9(c) such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriter and such control persons and affiliates

13

of the Underwriter, such firm shall be designated in writing by the Underwriter. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) requires no performance or payment obligations on the part of the indemnified party.

     (e)     To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriter, in each case, as set forth on the cover of the Prospectus, bear to the aggregate purchase price at which the Shares are sold by the Underwriter. The relative fault of the Company, the Selling Shareholder and the Underwriter, respectively, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (f)     The Company, the Selling Shareholder and the Underwriter agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 9(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses

14

reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     (g)     The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, any person controlling the Underwriter or any affiliate of the Underwriter, the Selling Shareholder or any person controlling the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     (h)     Notwithstanding the foregoing, the Company and the Selling Shareholder acknowledge that the Selling Shareholder and the Company shall have the benefit of the indemnification provisions set forth in Section 1.11 of the Registration Rights Agreement by and among the Company, the Selling Shareholder and the other shareholders of the Company party thereto, dated November 12, 2002.

     10.     Termination. The Underwriter may terminate this Agreement by notice given to the Selling Shareholder, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus. In the event of a termination of this Agreement pursuant to this Section 10, the Underwriter, hereby agrees to notify the Company of such termination.

     11.     Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

15

     If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of either the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason either the Company or the Selling Shareholder shall be unable to perform its obligations under this Agreement, the Company and the Selling Shareholder will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriter in connection with this Agreement or the offering contemplated hereunder.

     12.     Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13.     Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     14.     Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

16

Very truly yours,

NII HOLDINGS, INC

By:
Name:
Title:

NEXTEL COMMUNICATIONS, INC.,
as Selling Shareholder

By:
Name:
Title:

Accepted as of the date hereof

GOLDMAN, SACHS & CO.

By:
(Goldman, Sachs & Co.)

17

SCHEDULE I

Subsidiaries

Nextel International (Services), Ltd.
NII Funding Corp.
Nextel International (Mexico), Ltd.
Nextel International (Uruguay), Inc.
McCaw International (Brazil), Ltd.
Airfone Holdings, Inc.
NII Holdings (Cayman), Ltd.
Centennial Cayman Corp.
Nextel International (Peru) LLC
Nextel International (Indonesia) LLC
Nextel International (Argentina), Ltd.
Nextel, S.A.
Nextel Telecomunicações Ltda.
Promobile Telecomunicações Ltda.
Telemobile Ltda.
Master-Tec Industria e Comercio de Productos Electronicos Ltda.
Telecomunicações Brastel, Ltda.
H-Telecom Ltda.
Nextel Communications Argentina S.A.
Comunicaciones Nextel de Mexico, S.A. de C.V.
Sistemas de Comunicaciones Troncales S.A. de C.V.
Multifon S.A. de C.V.
Prestadora de Servicios de Radiocomunicacion S.A. de C.V.
Radiophone S.A. de C.V.
Servicios Protel, S.A. de C.V.
Nextel de Mexico S.A. de C.V.
Servicios de Radiocomunicacion Movil de Mexico, S.A. de C.V.
Inversiones Nextel de Mexico, S.A. de C.V.
Fonotransportes Nacionales S.A. de C.V.
Teletransportes Integrales, S.A. de C.V.
Fonotransportes, A.C.
Comercializadora Troncal, S.A. de C.V.
Holding Protel, S.A. de C.V.
Nextel Chile S.A.
Multikom S.A.
Centennial Cayman Corp. Chile S.A.
Conect S.A.
Nextel del Peru S.A.
Transnet del Peru S.R.L.
Nextel Uruguay S.A.

IV-1

EXHIBIT A

FORM OF OPINION OF WILLIAMS MULLEN, COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 6(C)

(i)     the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

(ii)    each subsidiary of the Company organized in the United States (each a "U.S. Subsidiary” and, collectively, the “U.S. Subsidiaries”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

(iii)   the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

(iv)   the outstanding shares of Common Stock (including the Shares) have been duly authorized and are validly issued, fully paid and non-assessable under the laws of the State of Delaware;

(v)    all of the issued and outstanding shares of capital stock of each U.S. Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, to our knowledge and except as described in the Prospectus, the issued and outstanding shares of capital stock of each U.S. Subsidiary are free and clear of all liens and encumbrances;

(vi)   this Agreement has been duly authorized, executed and delivered by the Company;

(vii)  the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (A) any provision of applicable law, (B) the Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company, (C) the terms of any agreement or other instrument to be listed on a schedule hereto, or (D) to counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any U.S. Subsidiary, except, with respect to clauses (A) and (C), to the extent that any contravention would not have a Material Adverse Effect;

(viii)  no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and as to which the failure to so obtain would not materially and adversely affect the ability of the Company to perform its obligations under this Agreement;

(ix)     the statements relating to legal matters, documents or proceedings included in (A) the Prospectus under the caption “Description of Capital Stock” and (B) the Registration Statement in Item 15, in each case fairly summarizes in all material respects such matters, documents or proceedings;

(x)      the Company is not, and after giving effect to the offering and sale of the Shares will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended;

(xi)     to such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

(xii)    each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements, notes thereto and schedules and other financial, numerical, statistical and accounting information and data included or incorporated by reference therein (collectively, the “Excluded Information”), as to which such counsel need not express any opinion), on the date such document was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

     In addition, such counsel shall state that nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement or the Prospectus (except for the Excluded Information, as to which such counsel need not express any belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) the Registration Statement (except for the Excluded Information, as to which such counsel need not express any belief) as of the date hereof contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) the Prospectus (except for the Excluded Information, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     With respect to the immediately preceding paragraph, Williams Mullen may state that their beliefs are based upon their participation in the preparation of the prospectus supplement filed pursuant to Rule 424(b) in connection with the offer and sale of the Shares and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

EXHIBIT B-1

FORM OF OPINION OF ARGENTINA COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 6(D)

          (A)     [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] [and its subsidiaries taken as a whole];

          (B)     [each subsidiary of [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole] [[Name of Operating Company] has no subsidiaries];

          (C)     each of [Name of Operating Company] [and its subsidiaries] (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all [name of country] governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on [Name of Operating Company] [and its subsidiaries, taken as a whole] and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of [Name of Operating Company] [and its subsidiaries, taken as a whole], except as described in the Prospectus;

          (D)     the statements in the Prospectus under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business — Operating Companies — Argentina — Competition,” “Business — Operating Companies — Argentina — Regulatory and Legal Overview” and “Business — Operating Companies — Argentina — Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Argentine legal matters, documents or proceedings

B-1-1

referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

          (E)     there are no restrictions (legal, contractual or otherwise) on the ability of [Name of Operating Company] to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company [and its subsidiaries, taken as a whole]; and such descriptions, if any, fairly summarize such restrictions.

B-1-2

EXHIBIT B-2

FORM OF OPINION OF BRAZIL COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 6(D)

          (A)     [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Federative Republic of Brazil, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (B)     each subsidiary of [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (C)     each of [Name of Operating Company] and its subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all [name of country] governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on [Name of Operating Company] and its subsidiaries, taken as a whole and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of [Name of Operating Company] and its subsidiaries, taken as a whole, except as described in the Prospectus;

          (D)     the statements in the Prospectus under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business — Operating Companies — Brazil — Competition,” “Business — Operating Companies — Brazil — Regulatory and Legal Overview” and “Business — Operating Companies — Brazil — Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Brazilian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are

B-2-1

no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

     (E)     there are no restrictions (legal, contractual or otherwise) on the ability of [Name of Operating Company] to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

B-2-2

EXHIBIT B-3

FORM OF OPINION OF CHILE COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 6(D)

          (A)     [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of Chile, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (B)     each subsidiary of [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (C)     each of [Name of Operating Company] and its subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all [name of country] governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on [Name of Operating Company] and its subsidiaries, taken as a whole and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of [Name of Operating Company] and its subsidiaries, taken as a whole, except as described in the Prospectus;

          (D)     the statements in the Prospectus under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business — Operating Companies — Chile — Competition,” “Business — Operating Companies — Chile — Regulatory and Legal Overview” and “Business — Operating Companies — Chile — Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Chilean legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are

B-3-1

no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

     (E)     there are no restrictions (legal, contractual or otherwise) on the ability of [Name of Operating Company] to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

B-3-2

EXHIBIT B-4

FORM OF OPINION OF MEXICO COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 6(D)

          (A)     [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of Mexico, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (B)     each subsidiary of [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (C)     each of [Name of Operating Company] and its subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all [name of country] governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on [Name of Operating Company] and its subsidiaries, taken as a whole and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of [Name of Operating Company] and its subsidiaries, taken as a whole, except as described in the Prospectus;

          (D)     the statements in the Prospectus under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business — Operating Companies — Mexico — Competition,” “Business — Operating Companies — Mexico — Regulatory and Legal Overview,” “Business — Operating Companies — Mexico — Foreign Currency Controls and Dividends,” “Business — Operating Companies — Mexico — Corporate Governance,” “Business — Operating Companies — Mexico — Telecom Tax of 2002,” “Business — Operating Companies — Mexico — Telecom Tax of 2003,” in each case insofar as such statements constitute summaries of the Mexican legal matters, documents or proceedings

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referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

     (E)     there are no restrictions (legal, contractual or otherwise) on the ability of [Name of Operating Company] to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT B-5

FORM OF OPINION OF PERU COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 6(D)

          (A)     [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of Peru, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] [and its subsidiaries taken as a whole];

          (B)     [each subsidiary of [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole] [[Name of Operating Company] has no subsidiaries];

          (C)     each of [Name of Operating Company] [and its subsidiaries] (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all [name of country] governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Prospectus, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on [Name of Operating Company] [and its subsidiaries, taken as a whole] and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of [Name of Operating Company] [and its subsidiaries, taken as a whole], except as described in the Prospectus;

          (D)     the statements in the Prospectus under the captions “Risk Factors — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating and financing plans,” “Business — Operating Companies — Peru — Competition,” “Business — Operating Companies — Peru — Regulatory and Legal Overview” and “Business — Operating Companies — Peru — Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Peruvian legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material

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omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

     (E)     there are no restrictions (legal, contractual or otherwise) on the ability of [Name of Operating Company] to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company [and its subsidiaries, taken as a whole]; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT B-6

FORM OF OPINION OF CAYMAN ISLANDS COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 6(D)

          (A)     [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Cayman Islands, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (B)     each subsidiary of [Name of Operating Company] has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on [Name of Operating Company] and its subsidiaries taken as a whole;

          (C)     [Name of Operating Company] is a Cayman Islands exempted Company;

          (D)     each of [Name of Operating Company] and its subsidiaries has all necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with, all Cayman Islands governmental authorities, all self-regulatory organizations and all courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, and neither [Name of Operating Company] nor any of its subsidiaries has received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is [Name of Operating Company] or any of its subsidiaries in violation of, or in default under, any national or regional law, regulation, rule, decree, order or judgment applicable to [Name of Operating Company] or any of its subsidiaries the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in the Prospectus;

          (E)     There are no actions pending against [Name of Operating Company] in the Grand Court of the Cayman Islands; and

          (F)     there are no restrictions (legal, contractual or otherwise) on the ability of [Name of Operating Company] to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Prospectus and such restrictions as would not have a material adverse effect on the prospects, condition,

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financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT C

FORM OF OPINION OF JONES DAY, COUNSEL TO THE
SELLING SHAREHOLDER, PURSUANT TO SECTION 6(E)

          (i)     this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholder;

          (ii)     the execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under this Agreement will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of the Selling Shareholder, or any agreement listed on Schedule 1 to such opinion or, to the best of such counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

          (iii)     upon delivery to the Underwriter of the Shares and payment therefor in accordance with this Agreement, the Underwriter will acquire the Shares free of any adverse claim. This opinion assumes that the Underwriter will take delivery of the Shares without notice of any adverse claim within the meaning of § 8-105 of the UCC; and

          (iv)     upon payment by the Underwriter for the Shares sold by the Selling Shareholder as provided in this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be directed by The Depository Trust Company (“DTC”) in the State of New York, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to securities accounts of the Underwriter, assuming that neither DTC nor the Underwriter has “notice of any adverse claim” (all within the meaning of the Uniform Commercial Code, as amended and in effect in the State of New York on the date hereof (“UCC”)) to such Shares, (a) DTC shall be a “protected purchaser” (within the meaning of the UCC) of such Shares, (b) under § 8-501 of the UCC, the Underwriter will acquire valid security entitlements to such Shares credited to its securities accounts and (c) no action based on any “adverse claim” (within the meaning of the UCC) to such Shares may be asserted against the Underwriter with respect to such security entitlements. In rendering such opinions, Jones Day may rely, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of the Selling Shareholder contained herein and in other documents and instruments.

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EXHIBIT D

FORM OF OPINION OF SHEARMAN & STERLING LLP, COUNSEL FOR THE UNDERWRITERS,
PURSUANT TO SECTION 6(F)

     (i)     this Agreement has been duly authorized, executed and delivered by the Company;

     (ii)     the statements relating to legal matters, documents or proceedings included in the Prospectus under the caption “Underwriters” fairly summarize in all material respects such matters, documents or proceedings; and

     (iii)     nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement or the Prospectus (except for financial statements, notes thereto and schedules and other financial, numerical, statistical and accounting information and data included or incorporated by reference therein (collectively, the “Excluded Information”), as to which such counsel need not express any belief) do not comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) the Registration Statement as of the date hereof (except for the Excluded Information, as to which such counsel need not express any belief) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (C) the Prospectus (except for the Excluded Information, as to which such counsel need not express any belief) as of its date or as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     With respect to (iii) above, Shearman & Sterling may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

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